SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 27, 1998
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-3)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-7
                 -----------------------------------------------

                                 August 27, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                        AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

      On August 27, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 1998) as of August 1, 1998 of $501,246,851.00. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $25,062,342.55. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of August 1, 1998 was 1,449. The weighted average Note Rate of the Mortgage Loans as of August 1, 1998 was 7.368%. The weighted average remaining term to stated maturity of the Mortgage Loans as of August 1, 1998 was 356.82 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to June 1, 1989 or after August 1, 1998.

      None of the Mortgage Loans has a scheduled maturity later than August 1, 2028. Each Mortgage Loan has an original principal balance of not less than $129,200 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $32,570,580 as of August 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of August 1, 1998 was 71.6%. No more than $8,110,379 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1%(2) of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 59% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.
--------
(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated August 21, 1998 and the Prospectus, dated July 22, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-7.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $29,353,622.69 and $471,893,228.31, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.820% and 7.402%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 356.91 months and 356.82 months, respectively.

      The Special Hazard Loss Amount as of August 1, 1998 was $8,110,379.35.

      The Fraud Loss Amount as of August 1, 1998 was $5,012,468.51.

      The Bankruptcy Loss Amount as of August 1, 1998 was $134,421.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of August 1, 1998 was $481,196,105.77.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of August 1, 1998 was $9,273,000.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of August 1, 1998 was $4,512,000.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of August 1, 1998 was $2,255,000.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of August 1, 1998 was $1,755,000.00.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of August 1, 1998 was $1,002,000.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of August 1, 1998 was $1,253,745.23.

      The Subordinated CitiCertificate Percentage is 4.000173804583%.*

      The Class M Subordination Percentage is 2.150187120078%.*

      The Class B-1 Subordination Percentage is 1.250031839102%.*

      The Class B-2 Subordination Percentage is 0.800153701114%.*

      The Class B-3 Subordination Percentage is 0.450026813235%.*

      The Class B-4 Subordination Percentage is 0.250125308018%.*


----------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of August 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                                 Number of          Aggregate Principal
Year Originated                  Loans             Balances Outstanding
---------------                  -----             --------------------

1989                                 1                     $    236,574
1990                                 1                          302,257
1993                                 1                          310,188
1994                                 1                          265,484
1995                                 8                        2,121,211
1996                                10                        3,520,755
1997                                 7                        2,721,539
1998                             1,420                     $491,768,843
                                 -----                     ------------

Total                            1,449                     $501,246,851
                                 =====                     ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

Type of                          Number of          Aggregate Principal
Dwelling Unit                    Loans             Balances Outstanding
-------------                    -----             --------------------

Detached houses                  1,342                     $465,271,179
Multi-family Dwellings*             12                        4,939,109
Townhouses                          33                       10,508,308
Condominium Units (one to
four stories high)                  25                        7,996,121
Condominium Units (over four
stories high)                       19                        6,271,192
Cooperative Units                   18                     $  6,260,942
                                 -----                     ------------

Total                            1,449                     $501,246,851
                                 =====                     ============


             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                          Number of          Aggregate Principal
Dwelling Unit                    Loans             Balances Outstanding
-------------                    -----             --------------------

1-family                         1,437                     $496,307,742
2-family                             8                        2,938,613
3-family                             3                        1,524,849
4-family                             1                     $    475,647
                                 -----                     ------------

Total                            1,449                     $501,246,851
                                 =====                     ============

-----------
* Multi-family dwellings are 2-family, 3-family and 4-family

                            SIZES OF MORTGAGE LOANS
                            -----------------------

Outstanding Principal            Number of          Aggregate Principal
Balance by Loan Size             Loans             Balances Outstanding
--------------------             -----             --------------------

$149,999 and under                   1                     $    128,729
$150,000 through $199,999            0                                0
$200,000 through $249,999          173                       41,827,852
$250,000 through $299,999          479                      131,907,822
$300,000 through $349,999          293                       95,229,604
$350,000 through $399,999          187                       70,647,991
$400,000 through $449,999          107                       45,433,786
$450,000 through $499,999           84                       39,913,158
$500,000 through $549,999           45                       23,590,955
$550,000 through $599,999           37                       21,392,970
$600,000 through $649,999           22                       14,034,739
$650,000 through $699,999            5                        3,483,243
$700,000 through $749,999            3                        2,186,359
$750,000 through $799,999            3                        2,351,244
$800,000 through $849,999            3                        2,526,924
$850,000 through $899,999            3                        2,655,137
$900,000 through $949,999            1                          939,302
$950,000 through $999,999            3                     $  2,997,036
                                   ---                     ------------

Total                            1,449                     $501,246,851
                                 =====                     ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES
                  --------------------------------------------

Mortgage Loan                    Number of          Aggregate Principal
Note Rate                        Loans             Balances Outstanding
---------                        -----             --------------------

6.375% - 6.50%                       3                     $    970,498
6.51% - 7.00%                      162                       55,479,771
7.01% - 7.50%                    1,006                      348,351,079
7.51% - 8.00%                      271                       93,783,812
8.01% - 8.50%                        7                     $  2,661,691
                                 -----                     ------------

Total                            1,449                     $501,246,851
                                 =====                     ============


     DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION
     ---------------------------------------------------------------------

                                 Number of          Aggregate Principal
Loan-to-Value Ratio              Loans             Balances Outstanding
-------------------              -----             --------------------

65.00% and Below                   323                     $119,760,546
65.01% - 75.00%                    441                      157,451,641
75.01% - 80.00%                    573                      191,464,084
80.01% - 85.00%                     18                        5,399,585
85.01% - 90.00%                     82                       24,048,713
90.01% - 95.00%                     12                        3,122,282
                                 -----                     ------------

Total                            1,449                     $501,246,851
                                 =====                     ============

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                 Number of          Aggregate Principal
State                            Loans             Balances Outstanding
-----                            -----             --------------------

Alabama                             10                     $  2,987,760
Arizona                             11                        3,823,615
Arkansas                             5                        1,832,543
California                         802                      285,871,740
Colorado                            16                        4,909,658
Connecticut                         43                       14,283,078
Delaware                             2                        1,300,047
District of Columbia                 4                          983,839
Florida                             15                        5,291,519
Georgia                             40                       12,814,053
Idaho                                2                          652,267
Illinois                            36                       11,299,264
Kansas                               1                          243,714
Louisiana                            2                          533,558
Maryland                            46                       14,915,317
Massachusetts                       54                       18,906,974
Michigan                             6                        1,837,856
Minnesota                            4                        1,099,410
Missouri                             8                        3,059,469
Nevada                               5                        1,905,104
New Hampshire                        2                          566,175
New Jersey                          49                       15,511,598
New Mexico                           3                          826,036
New York                           113                       40,503,546
North Carolina                      31                        9,658,827
Ohio                                 5                        1,806,477
Oregon                               2                          517,232
Pennsylvania                         8                        2,738,672
Rhode Island                         1                          239,252
South Carolina                      16                        5,663,734
Tennessee                            9                        2,943,845
Texas                               18                        6,966,990
Utah                                 4                        1,388,584
Virginia                            43                       13,465,958
Washington                          30                        9,080,670
West Virginia                        2                          558,848
Wyoming                              1                     $    259,622
                                 -----                     ------------

Total                            1,449                     $501,246,851
                                 =====                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CITICORP MORTGAGE SECURITIES, INC.
                                             (Registrant)

                                             By: /s/ John H. Outland
                                                 ------------------------------
                                                     John H. Outland
                                                     Senior Vice President


Dated: August 27, 1998


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